Exhibit 99.1

News Release

Public Storage Announces Closing of National Storage Affiliates Acquisition

Industry-leading PS Next™ operating model will deliver significant value creation across a broader combined portfolio in key growth markets

Completes significant milestone for PS4.0™ strategic vision, demonstrating commitment to accretive capital deployment and shareholder value creation

FRISCO, Texas, July 22, 2026 — Public Storage (NYSE: PSA, the “Company”), the leading owner and operator of self-storage facilities, today announced that it has completed the acquisition of National Storage Affiliates Trust (“NSA”). The transaction enhances Public Storage’s leadership as a premier global self-storage platform, with over 4,500 properties spanning 327 million rentable square feet across the United States, a significant and long-standing presence in Europe with Shurgard, and an announced strategic entry into Canada with Public Storage Canada. Under the terms of the merger agreement, at the closing of the transaction, holders of NSA common shares were entitled to receive 0.14 of a Public Storage common share for each NSA common share held.

“The NSA acquisition represents the first major PS4.0 Value Creation Engine milestone, demonstrating the Company’s focus on disciplined and accelerated investment activity that grows earnings and cash flow per share for our shareholders,” said Tom Boyle, Chief Executive Officer of Public Storage. “Our team is hard at work deploying our proven integration playbook to realize the transaction’s full potential, applying PS Next to a large-scale portfolio that offers significant value creation opportunities. We are thrilled to officially welcome NSA’s customers and team members to Public Storage and the industry’s leading platform. We thank the NSA organization for their significant efforts as we worked through this important transaction together.”

With the addition of NSA’s more than 1,000 properties and over 550,000 units, Public Storage expects to fuel further growth and profitability through strategic market diversification and economies of scale. Nearly 500,000 nationwide customers of NSA, whose family of brands will immediately begin transitioning to the iconic Public Storage® branding, will benefit from the industry’s first omnichannel digital-first platform and premier operating model that delivers what customers want, when and how they want it.

Public Storage continues to expect the acquisition to be accretive to FFO per share within the first year following closing. Accretion is expected to increase to approximately $0.35 to $0.50 per share upon realization of approximately $110 to $130 million in run-rate synergies over three to four years.

In addition to Public Storage’s full ownership of key growth properties, shareholders of the combined company will benefit from exposure to a newly created joint venture. In connection with the closing of the transaction, Public Storage and certain legacy limited partners in NSA’s operating partnership formed a joint venture consisting of 313 properties previously owned by NSA across 28 states and Puerto Rico, with such legacy limited partners owning approximately 80% of the joint venture and Public Storage holding the remaining interest. As previously announced, Public Storage will exclusively manage the joint venture portfolio and earn customary property management, asset management, and tenant reinsurance income from the joint venture. As part of the closing, the joint venture obtained approximately $2 billion in secured mortgage financing from Goldman Sachs Bank USA and Wells Fargo Bank, National Association and $237 million in mezzanine financing from Public Storage.

Goldman Sachs & Co. LLC, Wells Fargo, and Eastdil Secured served as financial advisors, Wachtell, Lipton, Rosen & Katz served as legal advisor, DLA Piper served as real estate financing counsel, and Kekst CNC served as strategic communications advisor to Public Storage.

Morgan Stanley & Co. LLC served as exclusive financial advisor, Clifford Chance US LLP served as legal advisor, and Joele Frank, Wilkinson Brimmer Katcher served as strategic communications advisor to National Storage Affiliates Trust.

About Public Storage

Public Storage, a member of the S&P 500, is a REIT that primarily acquires, develops, owns, and operates self-storage facilities. At March 31, 2026, the Company: (i) owned and/or operated 3,546 self-storage facilities located in 40 states with approximately 259 million net rentable square feet in the United States and (ii) owned a 35% common equity interest in Shurgard Self Storage Limited (Euronext Brussels: SHUR), which owned 333 self-storage facilities located in seven Western European countries with approximately 19 million net rentable square feet operated under the Shurgard® brand. Public Storage’s headquarters is located in Frisco, Texas.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and in Section 21E of the Securities Exchange Act of 1934, as amended, which are based on current expectations, estimates and projections about the industry and markets in which Public Storage operates, as well as Public Storage’s beliefs and assumptions. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that Public Storage expects or anticipates will occur in the future are forward-looking statements, including statements relating to Public Storage’s acquisition of NSA, rent and occupancy growth, acquisition and development activity, acquisition and disposition activity, general conditions in the geographic areas where Public Storage operates, Public Storage’s debt, capital structure and financial position and Public Storage’s ability to form new ventures. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements. Risks and uncertainties that may impact future results and performance include, but are not limited to our failure to realize the expected benefits of the NSA acquisition, including the risk that NSA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, including our ability to retain and hire key personnel and those risks and uncertainties described in Part 1, Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2026 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 filed with the SEC on April 27, 2026, and in our other filings with the SEC. These forward-looking statements speak only as of the date of this press release or as of the dates indicated in the statements. All of our forward-looking statements, including those in this press release, are qualified in their entirety by this cautionary statement. We expressly disclaim any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, new estimates, or other factors, events or circumstances after the date of these forward-looking statements, except when expressly required by law. Given these risks and uncertainties, you should not rely on any forward-looking statements in this press release, or which management may make orally or in writing from time to time, neither as predictions of future events nor guarantees of future performance.

Investor Contact

InvestorRelations@publicstorage.com

Media Contact

Nick Capuano / Mark Fallati

Kekst CNC

nicholas.capuano@kekstcnc.com / mark.fallati@kekstcnc.com

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